-------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported) February 28, 2001

            CWABS, INC. (as depositor under the Sale and Servicing
           Agreement, dated as of February 26, 2001, relating to the
             Revolving Home Equity Loan Asset Backed Notes, Series
                                   2001-A).


                                  CWABS, INC.
            (Exact name of registrant as specified in its charter)


         Delaware                     333-38686                 95-4596514
-----------------------------        -----------               -----------
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
     of Incorporation)               File Number)          Identification No.)



       4500 Park Granada
     Calabasas, California                                        91302
    ------------------------                                     --------
     (Address of Principal                                      (Zip Code)
       Executive Offices)


Registrant's telephone number, including area code (818) 225-3240

-------------------------------------------------------------------------------



ITEM 5. OTHER EVENTS.
----    ------------

Description of the Notes and the Mortgage Pool*

         On February 28, 2001, CWABS, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of February 26, 2001 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as sponsor and as master servicer, CWABS Master Trust (the "Trust") and Bank One, National Association, as indenture trustee (the "Indenture Trustee"), relating to the Revolving Home Equity Loan Asset Backed Notes, Series 2001-A (the "Notes"). The Sale and Servicing Agreement is annexed hereto as Exhibit 99.1.

         The Company and CHL entered into a Purchase Agreement, dated as of February 26, 2001 (the "Mortgage Loan Purchase Agreement"), providing for the purchase and sale of the Mortgage Loans to be delivered pursuant to the Sale and Servicing Agreement. The Mortgage Loan Purchase Agreement is annexed hereto as Exhibit 99.2.

         The Trust and the Indenture Trustee entered into an Indenture, dated as of February 26, 2001 (the "Indenture"), providing for the issuance of the Notes. The Indenture is annexed hereto as Exhibit 99.3.

         Wilmington Trust Company, as owner trustee (the "Owner Trustee"), the Company and CHL, as master servicer, entered into a Master Trust Agreement, dated as of August 28, 2000 (the "Master Trust Agreement"), providing for the creation of the Trust. The Master Trust Agreement is annexed hereto as
Exhibit 99.4.

         The Company and the Owner Trustee entered into a Series 2001-A Trust Supplement, dated as of February 26, 2001 (the "Series Trust Supplement"), providing for the creation of the Series 2001-A Subtrust under the CWABS Master Trust. The Series Trust Supplement is annexed hereto as Exhibit 99.5.

         In addition to the above agreements, Financial Guaranty Insurance Company issued a Surety Bond, dated February 28, 2001 (the "Surety Bond"), providing for the guarantee of certain payments with respect to the Notes upon certain conditions. The Surety Bond is annexed hereto as Exhibit 99.6.







--------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated November 27, 2000 and the Prospectus Supplement dated February 21, 2001, of CWABS, Inc., relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2001-A (the "Prospectus").

Mortgage Loan Statistics

         The following tables describe characteristics of the mortgage loans included in the trust estate as of the cut-off date (as defined in the Prospectus). All percentages set forth below have been calculated based on the principal balance of the Mortgage Loans as of the cut-off date. The sum of the columns may not equal the respective totals due to rounding.


Loan Programs


                                                                                            Aggregate
                                                                            Number of         Unpaid         Percentage of
                                                                            Mortgage         Principal         Aggregate
                              Description                                     Loans           Balance      Principal Balance
--------------------------------------------------------------------        ---------        ---------     -----------------
3 Yr Draw, 10 Yr Repay..............................................              2       $         0             0.00%
5 Yr Draw, 5 Yr Repay...............................................             26           404,696             0.10
5 Yr Draw, 10 Yr Repay..............................................             12           428,830             0.11
10 Yr Draw, 10 Yr Repay.............................................            166         3,340,133             0.86
10 Yr Draw, 15 Yr Repay.............................................         13,444       381,846,128            97.75
15 Yr Draw, 0 Yr Repay..............................................             41         2,200,515             0.56
15 Yr Draw, 10 Yr Repay.............................................             61         2,397,353             0.61
                                                                           ---------      ------------    -----------------
Total...............................................................         13,752       $390,617,655          100.00%
                                                                           =========      ============    =================


Principal Balances

                                                                                           Aggregate
                                                                            Number of        Unpaid         Percentage of
                                                                            Mortgage        Principal         Aggregate
Range of Principal Balances                                                   Loans          Balance      Principal Balance
--------------------------------------------------------------------        ---------    ------------     -----------------
$      0.00  to  $ 10,000...........................................          3,720      $ 15,639,264             4.00%
$ 10,000.01  to  $ 20,000...........................................          3,555        55,070,395            14.10
$ 20,000.01  to  $ 30,000...........................................          2,749        70,390,358            18.02
$ 30,000.01  to  $ 40,000...........................................          1,193        41,886,760            10.72
$ 40,000.01  to  $ 50,000...........................................            879        40,370,133            10.33
$ 50,000.01  to  $ 60,000...........................................            399        22,159,461             5.67
$ 60,000.01  to  $ 70,000...........................................            281        18,309,188             4.69
$ 70,000.01  to  $ 80,000...........................................            211        15,953,315             4.08
$ 80,000.01  to  $ 90,000...........................................            114         9,765,449             2.50
$ 90,000.01  to  $100,000...........................................            219        21,345,602             5.46
$100,000.01  to  $125,000...........................................            108        12,331,080             3.16
$125,000.01  to  $150,000...........................................            165        23,478,057             6.01
$150,000.01  to  $175,000...........................................             33         5,453,830             1.40
$175,000.01  to  $200,000...........................................             38         7,286,824             1.87
$200,000.01  to  $225,000...........................................             14         3,022,261             0.77
$225,000.01  to  $250,000...........................................             16         3,834,581             0.98
$250,000.01  to  $275,000...........................................              8         2,094,527             0.54
$275,000.01  to  $300,000...........................................             13         3,829,211             0.98
$300,000.01  to  $325,000...........................................              3           958,125             0.25
$325,000.01  to  $350,000...........................................              5         1,713,000             0.44
$350,000.01  to  $375,000...........................................              1           360,000             0.09
$375,000.01  to  $400,000...........................................              8         3,171,861             0.81
$400,000.01  to  $425,000...........................................              1           410,600             0.11
$425,000.01  to  $450,000...........................................              1           450,000             0.12
$450,000.01  to  $475,000...........................................              2           914,000             0.23
$475,000.01  to  $500,000...........................................              8         3,997,486             1.02
$525,000.01  to  $550,000...........................................              1           549,787             0.14
$575,000.01  to  $600,000...........................................              1           590,000             0.15
$625,000.01  to  $650,000...........................................              1           650,000             0.17
$775,000.01  to  $800,000...........................................              1           792,000             0.20
$875,000.01  to  $900,000...........................................              1           900,000             0.23
$925,000.01  to  $950,000...........................................              1           944,000             0.24
$975,000.01  to  $1,000,000.........................................              2         1,996,500             0.51
--------------------------------------------------------------------        ---------     ------------     -----------------
Total...............................................................         13,752       $390,617,655          100.00%
                                                                           ==========     ============     =================


Loan Rates

                                                                                            Aggregate
                                                                           Number of          Unpaid         Percentage of
                                                                            Mortgage         Principal         Aggregate
                          Range of Loan Rates                                 Loans           Balance      Principal Balance
--------------------------------------------------------------------        ---------     ------------     -----------------
5.501 - 6.000.......................................................            140       $ 7,571,649             1.94
6.001 - 6.500.......................................................              1            79,600             0.02
6.501 - 7.000.......................................................             76         3,152,401             0.81
7.001 - 7.500.......................................................          1,555        42,671,591            10.92
7.501 - 8.000.......................................................          4,025        96,719,320            24.76
8.001 - 8.500.......................................................          6,868       190,780,423            48.84
8.501 - 9.000.......................................................            128         8,286,019             2.12
9.001 - 9.500.......................................................            180        11,267,478             2.88
9.501 - 10.000......................................................             25           762,397             0.20
10.001 - 10.500.....................................................            134         5,876,443             1.50
10.501 - 11.000.....................................................            259        10,770,112             2.76
11.001 - 11.500.....................................................            182         8,046,378             2.06
11.501 - 12.000.....................................................             66         1,757,303             0.45
12.001 - 12.500.....................................................             63         1,733,949             0.44
12.501 - 13.000.....................................................             19           417,710             0.11
13.001 - 13.500.....................................................              6            71,206             0.02
13.501 - 14.000.....................................................              2            80,000             0.02
14.501 - 15.000.....................................................             23           573,676             0.15
                                                                            -------       ------------     ------------------
Total...............................................................         13,752       $390,617,655          100.00
                                                                            =======       ============     ==================


Months Remaining to Scheduled Maturity

                                                                                             Aggregate
                            Range of Months                                 Number of         Unpaid         Percentage of
                             Remaining to                                   Mortgage         Principal         Aggregate
                          Scheduled Maturity                                  Loans           Balance      Principal Balance
--------------------------------------------------------------------       ----------     -----------      -----------------
109 - 120...........................................................             26       $   404,696             0.10%
145 - 156...........................................................              2                 0             0.00
169 - 180...........................................................             53         2,629,345             0.67
229 - 240...........................................................            166         3,340,133             0.86
289 - 300...........................................................         13,027       374,062,118            95.76
301 - 312...........................................................            478        10,181,362             2.61
                                                                            -------      ------------     ------------------
Total...............................................................         13,752      $390,617,655           100.00%
                                                                            =======      ============     ==================



Combined Loan-to-Value Ratios

                                                                                             Aggregate
                                                                            Number of         Unpaid         Percentage of
                                                                            Mortgage         Principal         Aggregate
               Range of Combined Loan-to-Value Ratios                         Loans           Balance      Principal Balance
--------------------------------------------------------------------       ----------     -----------      -----------------
    0-10.00......................................................                 7       $    88,367             0.02%
10.01-20.00.........................................................             34           893,571             0.23
20.01-30.00.........................................................             76         3,201,824             0.82
30.01-40.00.........................................................            136         3,945,315             1.01
40.01-50.00.........................................................            293        12,568,898             3.22
50.01-60.00.........................................................            487        17,241,053             4.41
60.01-70.00.........................................................          1,443        42,675,472            10.93
70.01-80.00.........................................................          2,379        81,203,715            20.79
80.01-90.00.........................................................          5,363       131,185,582            33.58
90.01-100.00........................................................          3,534        97,613,857            24.99
                                                                             ------      ------------         ----------
Total...............................................................         13,752      $390,617,655           100.00%
                                                                             ======      ============         ==========


Geographic Distribution

                                                                                             Aggregate
                                                                            Number of         Unpaid         Percentage of
                                                                            Mortgage         Principal         Aggregate
                                State                                         Loans           Balance      Principal Balance
--------------------------------------------------------------------       ----------     -----------      -----------------
AK..................................................................             28       $   830,507             0.21
AL..................................................................            204         3,969,145             1.02
AZ..................................................................            490        13,142,868             3.36
CA..................................................................          3,251       142,003,643            36.35
CO..................................................................            710        21,201,760             5.43
CT..................................................................             93         2,597,418             0.66
DC..................................................................             14           826,252             0.21
DE..................................................................             26           516,300             0.13
FL..................................................................            699        15,572,716             3.99
GA..................................................................            394         9,530,796             2.44
HI..................................................................            113         3,067,011             0.79
IA..................................................................             45           648,539             0.17
ID..................................................................            134         3,130,169             0.80
IL..................................................................            659        14,702,233             3.76
IN..................................................................            185         3,437,113             0.88
KS..................................................................            206         4,803,124             1.23
KY..................................................................             73         1,597,145             0.41
LA..................................................................             98         1,785,898             0.46
MA..................................................................            362         8,937,684             2.29
MD..................................................................            181         3,702,331             0.95
ME..................................................................             62         1,031,468             0.26
MI..................................................................            877        22,323,592             5.71
MN..................................................................            167         3,191,591             0.82
MO..................................................................            289         4,798,025             1.23
MS..................................................................             43           868,693             0.22
MT..................................................................             62         1,301,850             0.33
NC..................................................................            314         5,608,254             1.44
ND..................................................................             12           114,255             0.03
NE..................................................................             62         1,328,161             0.34
NH..................................................................             74         1,117,296             0.29
NJ..................................................................            463        13,052,139             3.34
NM..................................................................             91         2,780,247             0.71
NV..................................................................            162         3,912,069             1.00
NY..................................................................            318        10,524,739             2.69
OH..................................................................            415         8,331,878             2.13
OK..................................................................            166         3,334,403             0.85
OR..................................................................            218         5,455,518             1.40
PA..................................................................            419         8,144,866             2.09
RI..................................................................             36           699,014             0.18
SC..................................................................            116         2,060,107             0.53
SD..................................................................              8            91,995             0.02
TN..................................................................            166         3,340,133             0.86
TX..................................................................             44         1,182,907             0.30
UT..................................................................            211         5,015,974             1.28
VA..................................................................            236         5,952,802             1.52
VT..................................................................              5           213,716             0.05
WA..................................................................            413        12,311,429             3.15
WI..................................................................            259         4,516,548             1.16
WV..................................................................             26           404,696             0.10
WY..................................................................             53         1,606,640             0.41
                                                                            -------      ------------         ---------
                                                                             13,752      $390,617,655           100.00
                                                                            =======      ============         =========


Property Type

                                                                                            Aggregate
                                                                            Number of        Unpaid          Percentage of
                                                                            Mortgage        Principal          Aggregate
                         Property Type                                        Loans          Balance       Principal Balance
--------------------------------------------------------------------       ----------     -----------      -----------------
2-4Units...........................................................              104       $3,367,393              0.86%
Lo Condo...........................................................              806      $18,745,240              4.80
PUD................................................................            1,990      $66,481,878             17.02
SinglFam...........................................................           10,852     $302,023,144             77.32
                                                                           ----------    ------------       -----------------
Total..............................................................           13,752     $390,617,655            100.00%
                                                                           ==========    ============       =================


Margins

                                                                                             Aggregate
                                                                            Number of         Unpaid         Percentage of
                                                                            Mortgage         Principal         Aggregate
                        Range of Margins (%)                                  Loans           Balance      Principal Balance
--------------------------------------------------------------------       ----------     -----------      -----------------
<0.0                                                                              2           $20,504              0.01%
0.000                                                                           985       $31,465,506              8.06
0.001 - 0.250                                                                   165        $7,874,641              2.02
0.251 - 0.500                                                                 1,213       $48,238,071             12.35
0.501 - 0.750                                                                    49        $3,048,637              0.78
0.751 - 1.000                                                                   427       $18,475,457              4.73
1.001 - 1.250                                                                   718       $20,477,878              5.24
1.251 - 1.500                                                                   728       $19,547,962              5.00
1.501 - 1.750                                                                   356       $11,137,691              2.85
1.751 - 2.000                                                                 2,420       $48,457,317             12.41
2.001 - 2.250                                                                   856       $21,975,426              5.63
2.251 - 2.500                                                                 1,520       $47,538,936             12.17
2.501 - 2.750                                                                   201        $8,138,532              2.08
2.751 - 3.000                                                                   984       $24,261,211              6.21
3.001 - 3.250                                                                   266        $6,286,992              1.61
3.251 - 3.500                                                                 1,090       $31,191,111              7.99
3.501 - 3.750                                                                   677       $15,773,066              4.04
3.751 - 4.000                                                                   160        $4,185,552              1.07
4.001 - 4.250                                                                   194        $4,585,746              1.17
4.251 - 4.500                                                                   221        $5,831,181              1.49
4.501 - 4.750                                                                   373        $9,135,866              2.34
4.751 - 5.000                                                                    60          $937,806              0.24
5.001 - 5.250                                                                     7          $135,985              0.03
5.251 - 5.500                                                                    35          $820,120              0.21
5.501 - 5.750                                                                    17          $403,961              0.10
6.001 - 6.250                                                                     9          $216,629              0.06
6.251 - 6.500                                                                    16          $376,601              0.10
6.751 - 7.000                                                                     1           $40,000              0.01
8.251 - 8.500                                                                     1           $11,020              0.00
8.501 - 8.750.......................................................              1           $28,250              0.01
                                                                             ------      ------------         -----------
Total...............................................................         13,752      $390,617,655            100.00
                                                                             ======      ============         ===========


Credit Limit Utilization Rates

                                                                                             Aggregate
                                                                            Number of         Unpaid         Percentage of
                                                                            Mortgage         Principal         Aggregate
               Range of Credit Limit Utilization Rates                        Loans           Balance      Principal Balance
--------------------------------------------------------------------       ----------     -----------      -----------------
0.00%...........................................................              1,533                $2               0.00%
0.01% - 10.00%..................................................                253          $929,191               0.24
10.01% - 20.00%.................................................                336        $3,109,982               0.80
20.01% - 30.00%.................................................                420        $5,154,794               1.32
30.01% - 40.00%.................................................                490        $8,099,153               2.07
40.01% - 50.00%.................................................                710       $11,810,379               3.02
50.01% - 60.00%.................................................                563       $12,331,788               3.16
60.01% - 70.00%.................................................                731       $18,688,648               4.78
70.01% - 80.00%.................................................                776       $23,331,812               5.97
80.01% - 90.00%.................................................                669       $23,953,643               6.13
90.01% - 100.00%................................................              7,271      $283,208,263             725.08
                                                                             ------      ------------           ---------
Total...........................................................             13,752      $390,617,655             100.00
                                                                             ======      ============           =========


                                                   Credit Limits


                                                                                             Aggregate
                                                                            Number of         Unpaid         Percentage of
                                                                            Mortgage         Principal         Aggregate
                       Range of Credit Limits                                 Loans           Balance      Principal Balance
--------------------------------------------------------------------       ----------     -----------      -----------------
       0.00  to $ 10,000............................................             542        $3,194,257             0.82
$ 10,000.01  to $ 20,000............................................           4,069       $46,318,841            11.86
$ 20,000.01  to $ 30,000............................................           3,687       $70,534,440            18.06
$ 30,000.01  to $ 40,000............................................           1,607       $42,434,775            10.86
$ 40,000.01  to $ 50,000............................................           1,291       $41,000,359            10.50
$ 50,000.01  to $ 60,000............................................             523       $22,138,571             5.67
$ 60,000.01  to $ 70,000............................................             396       $19,234,497             4.92
$ 70,000.01  to $ 80,000............................................             319       $16,732,631             4.28
$ 80,000.01  to $ 90,000............................................             174       $10,176,586             2.61
$ 90,000.01  to $100,000............................................             487       $29,828,911             7.64
$100,000.01  to $125,000............................................             138       $12,448,250             3.19
$125,000.01  to $150,000............................................             252       $26,480,016             6.78
$150,000.01  to $175,000............................................              45        $5,480,779             1.40
$175,000.01  to $200,000............................................              63        $7,809,854             2.00
$200,000.01  to $225,000............................................              19        $3,017,123             0.77
$225,000.01  to $250,000............................................              27        $4,442,628             1.14
$250,000.01  to $275,000............................................              11        $2,445,757             0.63
$275,000.01  to $300,000............................................              38        $6,003,506             1.54
$300,000.01  to $325,000............................................               6        $1,186,763             0.30
$325,000.01  to $350,000............................................               9        $1,991,097             0.51
$350,000.01  to $375,000............................................               2          $515,000             0.13
$375,000.01  to $400,000............................................              12        $3,112,005             0.80
$400,000.01  to $425,000............................................               1          $159,000             0.04
$425,000.01  to $450,000............................................               2          $348,000             0.09
$450,000.01  to $475,000............................................               3          $948,010             0.24
$475,000.01  to $500,000............................................              18        $5,775,341             1.48
$575,000.01  to $600,000............................................               1          $590,000             0.15
$625,000.01  to $650,000............................................               1          $650,000             0.17
$675,000.01  to $700,000............................................               3          $960,387             0.25
$775,000.01  to $800,000............................................               1          $792,000             0.20
$825,000.01  to $850,000............................................               1           $27,771             0.01
$875,000.01  to $900,000............................................               1          $900,000             0.23
$975,000.01  to $1,000,000..........................................               2        $1,944,000             0.50
> $1,000,000........................................................               1          $996,500             0.26
                                                                              ------      ------------           ------
                                                                              13,752      $390,617,655           100.00
                                                                              ======      ============           ======


                                                   Lien Priority

                                                                         Aggregate
                                                          Number of       Unpaid           Percentage of
                                                           Mortgage      Principal           Aggregate
                   Lien Priority                            Loans         Balance        Principal Balance
--------------------------------------------------       ----------     -------------    -----------------
1st Liens.........................................            128           $7,098,880          1.82
2nd Liens.........................................         13,624         $383,518,776         98.18
                                                         ---------      --------------    ----------------
Total.............................................         13,752         $390,617,655        100.00
                                                         =========      ==============    ================

Delinquency Status

                                                                         Aggregate
                                                          Number of       Unpaid           Percentage of
                                                          Mortgage       Principal           Aggregate
           Number of Days Delinquent                       Loans          Balance        Principal Balance
--------------------------------------------------       ----------     -------------    -----------------
30 - 59 DAYS.......................................           51           $1,563,944            0.40
CURRENT............................................       13,701         $389,053,711           99.60
                                                         ----------     -------------    -----------------
Total..............................................       13,752         $390,617,655          100.00
                                                         ==========     =============    =================

Origination Year

                                                                         Aggregate
                                                          Number of       Unpaid           Percentage of
                                                          Mortgage       Principal           Aggregate
                Origination Year                            Loans          Balance        Principal Balance
--------------------------------------------------       ----------     -------------    ------------------
2000.............................................          5,150         $155,783,355           39.88
2001.............................................          8,602         $234,834,300           60.12
                                                          --------      -------------    ------------------
Total............................................         13,752         $390,617,655          100.00
                                                          ========      =============    ===================



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS.
        ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1 The Sale and Servicing Agreement, dated as of February 26, 2001, by and among the Company, CHL, the Trust and the Indenture Trustee.

         99.2 The Purchase Agreement, dated as of February 26, 2001, by and between the Company and CHL.

         99.3 The Indenture, dated as of February 26, 2001, by and between the Trust and the Indenture Trustee.

         99.4 The Master Trust Agreement, dated as of August 28, 2000, by and among the Company, CHL, as master servicer, and the Owner Trustee.

         99.5 The Series 2001-A Trust Supplement, dated as of February 26, 2001, by and between the Company and the Owner Trustee.

         99.6 The Note Guaranty Surety Bond, dated as of February 28, 2001, issued by Financial Guaranty Insurance Company.



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      CWABS, INC.


                                                      By:  /s/ Michael Muir
                                                         ----------------------
                                                           Michael Muir
                                                           Vice President


Dated: March 14, 2001



EXHIBIT INDEX

Exhibit                            Description
-------                            -----------

99.1 The Sale and Servicing Agreement, dated as of February 26, 2001, by and among the Company, CHL, the Trust and the Indenture Trustee.

99.2 The Purchase Agreement, dated as of February 26, 2001, by and between the Company and CHL.

99.3 The Indenture, dated as of February 26, 2001, by and between the Trust and the Indenture Trustee.

99.4 The Master Trust Agreement, dated as of August 28, 2000, by and among the Company, CHL, as master servicer, and the Owner Trustee.

99.5 The Series 2001-A Trust Supplement, dated as of February 26, 2001, by and between the Company and the Owner Trustee.

99.6 The Note Guaranty Surety Bond, dated as of February 28, 2001, issued by Financial Guaranty Insurance Company.